UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2010

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

Registrant’s telephone number, including area code (952) 345-2244

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

1           Written communications pursuant to Rule 425 under the Securities Ace (17 CFR 230.425)

1           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

1           Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

1           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers.

Keith Pieper, formerly the registrant’s senior vice president, Aerospace Operations, has resigned his position as such officer, effective March 31, 2010.

Richard Wasielewski, currently the registrant’s chief financial officer and a senior vice president, will assume responsibility for the Aerospace Operations.  Information regarding Mr. Wasielewski’s business experience can be found in the registrant’s 2010 proxy statement filed with the Securities and Exchange Commission on March 30, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2010

Nortech Systems Incorporated
(Registrant)

/s/ Michael J. Degen
Michael J. Degen, President and Chief Executive Officer